UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2006
BELK, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-26207	56-2058574

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

2801 West Tyvola Road, Charlotte, North Carolina	28217-45000

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (704) 357-1000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(c) On April 3, 2006, Belk, Inc. appointed Adam M. Orvos as Senior Vice President of Finance and Controller, the company’s principal accounting officer. Mr. Orvos, 41, was previously employed by the Foley’s Division of the May Department Stores Company as Senior Vice President and Chief Financial Officer from 2004 to 2006 and as Vice President and Controller from 2000 to 2004.
There are no family relationships or related party transactions required to be disclosed pursuant to Items 401(d) and 404(a) of Regulation S-K. The parties did not enter into an employment agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BELK, INC.
Date: April 7, 2006	By:	/s/ Ralph A. Pitts
Ralph A. Pitts, Executive Vice President,
General Counsel and Secretary